SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 12, 2001


                           KNIGHT TRANSPORTATION, INC.
             (Exact name or registrant as specified in its charter)


         Arizona                     000-24946                    86-0649974
(State or other jurisdiction       (Commission                  (IRS Employer
    of incorporation)               File Number)             Identification No.)


5601 W. Buckeye Road, Phoenix, Arizona                              85043
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code (602) 269-2000


                                 Not Applicable
         (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Not applicable.

ITEM 5. OTHER EVENTS.

     Not applicable.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

     Not applicable.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

     Not applicable.

ITEM 8. CHANGE IN FISCAL YEAR.

     Not applicable.

ITEM 9. REGULATION FD DISCLOSURE.

     On April 19, 2001, Knight Transportation, Inc. ("Knight" or the "Company") will be holding a live webcast and conference call with certain financial analysts to discuss the earnings release from the day prior, the results of operations and other matters at 1:30 p.m. Phoenix time or 4:30 p.m. EDT.

     The public will be able to listen and participate in the conference live via webcast at www.Evoke.com or telephonically by dialing (888) 742-8686. In order to participate via webcast, you will need a PC that is Internet enabled, have real player software and an Internet browser, such as Netscape or Microsoft Internet Explorer. Additionally, a transcript of the conference will be posted on the Company's website (www.knighttransportation.com) for the seven (7) day period following the meeting.

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
     To log onto the webcast use the following instructions:

          1.   Open your web browser
          2.   Go to www.Evoke.com
          3.   Click on JOIN A MEETING
          4.   Enter your name, email address and the conference ID "3573740"
          5.   Click on ENTER
          6.   Click on INTERACT on the computer
          7.   Listen on the internet
          8.   Play Audio Stream

     Questions can be submitted via the SUBMIT QUESTION button.

     You may also participate through the telephone if you do not have access to the Internet.

     To use the telephone use the following instructions:

          1.   Dial (888) 742-8686
          2.   Enter conference ID followed by the # sign "3573740"

  THE COMPANY ASSUMES NO DUTY TO UPDATE ANY INFORMATION POSTED ON ITS WEBSITE.

     The conference may contain forward-looking statements made by the Company that involve risks, assumptions and uncertainties that are difficult to predict. Investors are directed to the information contained in Item 7 ("FACTORS THAT MAY AFFECT FUTURE RESULTS") of Part II of the Company's Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission, for a discussion of the risks that may affect the Company's future operating results.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KNIGHT TRANSPORTATION, INC.


Dated: April 12, 2001               /s/ Tim Kohl
                                    ------------------------------------
                                    Tim Kohl
                                    Executive Vice-President, Secretary,
                                    and Chief Financial Officer


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